                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
    Definitive additional materials
    Soliciting material pursuant to Rule 14a-12

                                  JANUS ADVISER
                       File Nos. 333-106142 and 811-21371
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:

               (2)  Form, Schedule or Registration Statement no.:

               (3)  Filing Party:

               (4)  Date Filed:

                                 JANUS ADVISER
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                               FOCUSED VALUE FUND
                           INTERNATIONAL EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

To the Shareholders of Janus Adviser:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Focused Value Fund and International Equity Fund of Janus Adviser (the "Trust"), a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut on May 17, 2005 at 10 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

          1. To elect Trustees (Proposal 1) (all shareholders).

          2. To approve a new Investment Advisory Agreement between the Trust and Phoenix Investment Counsel, Inc. ("PIC") for each Fund (Proposal 2) (all shareholders).

          3. To approve a new Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. ("Vontobel") for each Fund (Proposal 3) (all shareholders).

          4. To approve a proposal to permit PIC to hire and replace investment advisers or to modify investment advisory agreements without shareholder approval (Proposal 4) (all shareholders).

          5. To transact any other business that may properly come before the meeting.

     The Board of Trustees has fixed the close of business on April 1, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees

                                          ---------------------------------
                                          Kelley Abbott Howes
                                          General Counsel, Vice-President
                                          and Secretary

March 24, 2005

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE, FAX OR THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE, FAX OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURE
------------                                                     ---------------
Corporate Accounts
  (1) ABC Corp.                                            ABC Corp.
  (2) ABC Corp.                                            John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer                    John Doe
  (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee
Trust Accounts
  (1) ABC Trust                                            Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78                  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr. UGMA                              John B. Smith
  (2) Estate of John B. Smith                              John B. Smith, Jr., Executor

                                 JANUS ADVISER
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 (303) 333-3863

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Janus Adviser (the "Trust"), with respect to the Focused Value Fund and International Equity Fund (each a "Fund" and, collectively, the "Funds"), for use at the special meeting of shareholders to be held at Hartford, Connecticut on May 17, 2005 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about April 5, 2005 or as soon as practicable thereafter. The close of business on April 1, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar of net asset value standing in such shareholder's name. On the Record Date the following shares were outstanding:

                                             CLASS A    CLASS C    INVESTOR   CLASS I
                                             --------   --------   --------   --------
Focused Value Fund.........................
International Equity Fund..................

     A copy of the Trust's annual report for the fiscal year ending February 29, 2004 and unaudited semi-annual report for the six month period ending August 31, 2004 is available free of charge on the Trust's website, www.janus.com or by calling 800-525-3713.

     It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Investor Connect has been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately [TBD]. The costs associated with the printing and mailing of this Proxy Statement will be borne equally by Janus Capital Management LLC ("JCM"), the current adviser to the Trust, and Phoenix Investment Counsel, Inc. ("PIC"). JCM will bear the costs associated with the proxy solicitor, the solicitation, the Meeting and the filing of this Proxy Statement with the SEC. PIC will bear the costs associated with the preparation of this Proxy Statement.

     Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, the shares will be voted FOR the election of the Trustees, FOR the approval of the new Investment Advisory Agreement, FOR the approval of the new Subadvisory Agreement, and FOR the approval of a proposal to permit PIC to hire and replace investment advisers or to modify investment advisory agreements without shareholder approval.

     Thirty percent of the outstanding shares of the Trust must be present in person or by proxy to constitute a quorum for the transaction of business for the Trust. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposals in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast. For Proposals 2, 3, and 4, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

     Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes.

                          BACKGROUND OF THE PROPOSALS

     At a meeting held on March 24, 2005, the Board of Trustees of Janus Adviser voted to approve a transaction whereby Janus Adviser will be integrated into the Phoenix Funds (the "Transaction"). In approving the Transaction, the Board of Trustees considered that JCM has determined in its business judgment to concentrate solely on internal investment management of its funds. Consequently, since Vontobel Asset Management, Inc. ("Vontobel"), the subadviser to the Funds, is unaffiliated with JCM, its subadvisory activities are no longer compatible with JCM's future management structure. In addition, both JCM and Vontobel recognize the potential distribution benefits of associating with the Phoenix Funds. Such distribution opportunities may increase the size and amount of assets of each of the Funds, and, as a result, may lead to economies of scale and more efficient asset management, as well as additional investment opportunities within the Phoenix Funds for Fund shareholders.

     Pursuant to the Transaction, the current Trustees of Janus Adviser will cease to be Trustees of the Trust when their successors become Trustees as described below. Subject to shareholder approval of the new Investment Advisory Agreement (the "New Advisory Agreement") and the new Subadvisory Agreement (the "New Subadvisory Agreement"), the Funds will terminate their current Investment Advisory Agreements (the "Current Advisory Agreements") with JCM, JCM will terminate its current Subadvisory Agreements with Vontobel (the "Current Subadvisory Agreements") and PIC and Vontobel will become the Trust's new investment adviser and subadviser, respectively, effective [June 17, 2005.] Each of the proposals except Proposal 4 is contingent upon the others. Therefore, the Transaction will not be consummated, and the proposed new Trustees will not become Trustees unless the nominees are elected and the New Advisory Agreement and the New Subadvisory Agreement are approved by the shareholders of each Fund.

     Pursuant to the Transaction, and subject to receipt of the foregoing shareholder approvals, current Investor and Class I shares of the Trust will be converted to Class A shares and the investors whose shares are so converted thereafter will be permitted to purchase additional Class A shares at net asset value for so long as they continue their investment in the Trust.

CURRENT AND PROPOSED FEE STRUCTURES

     The tables below describe the current and proposed expense structures for the Funds:

                                    JANUS ADVISER FOCUSED VALUE FUND         PHOENIX STRUCTURE
                               ------------------------------------------   -------------------
                               CLASS A     CLASS C     INVESTOR   CLASS I   CLASS A     CLASS C
                               -------     -------     --------   -------   -------     -------
SHAREHOLDER FEES
  Maximum Sales Charge.......   5.75%(2)     None        None      None      5.75%(2)     None
  Maximum Deferred Sales         None(1)    1.00%(3)     None      None       None(1)    1.00%(3)
     Charges.................
  Redemption Fees............    None        None        None      None       None        None
ANNUAL OPERATING EXPENSES
  Management Fees
     First $100 million......   0.96%       0.96%       0.96%     0.96%      0.75%       0.75%
     $100-300 million........   0.85%       0.85%       0.85%     0.85%      0.75%       0.75%
     $300 million and over...   0.75%       0.75%       0.75%     0.75%      0.75%       0.75%
  Distribution and Service      0.25%       1.00%       0.25%     0.25%      0.25%       1.00%
     (12b-1) Fees............
  Administrative Services        None        None       0.10%     0.25%       None        None
     Fees....................
  Other Expenses.............   0.86%(4)    0.87%       0.76%     0.75%      0.39%       0.39%
TOTAL OPERATING EXPENSES
  Total Operating Expenses...   2.07%       2.83%       2.07%     2.21%      1.39%       2.14%
  Net Operating Expenses        1.15%       1.90%       1.25%     1.40%      1.25%       2.00%
     after Waiver............

---------------

(1) Subject to certain redemptions of Class A shares within 1 year.

(2) May be waived for certain investors

(3) Applies on Class C shares redeemed within 1 year.

(4) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.

                              JANUS ADVISER INTERNATIONAL EQUITY FUND        PHOENIX STRUCTURE
                             ------------------------------------------     -------------------
                             CLASS A     CLASS C     INVESTOR   CLASS I     CLASS A     CLASS C
                             -------     -------     --------   -------     -------     -------
SHAREHOLDER FEES
  Maximum Sales Charge.....   5.75%(2)     None        None      None        5.75%(2)     None
  Maximum Deferred Sales       None(1)    1.00%(3)     None      None         None(1)    1.00%(3)
     Charges...............
  Redemption Fees..........    None        None       2.00%     2.00%         None        None
ANNUAL OPERATING EXPENSES
  Management Fees
     First $100 million....   0.99%       0.99%       0.99%     0.99%        0.85%       0.85%
     $100-300 million......   0.85%       0.85%       0.85%     0.85%        0.85%       0.85%
     $300 million and         0.75%       0.75%       0.75%     0.75%        0.85%       0.85%
       over................
  Distribution and Service    0.25%       1.00%       0.25%     0.25%        0.25%       1.00%
     (12b-1) Fees..........
  Administrative Services      None        None       0.10%     0.25%         None        None
     Fees..................
  Other Expenses...........   1.50%(4)    1.50%(4)    1.39%     1.38%        0.36%       0.36%
TOTAL OPERATING EXPENSES
  Total Operating             2.74%       3.49%       2.73%     2.87%        1.46%       2.21%
     Expenses..............
  Net Operating Expenses      1.25%       2.00%       1.35%     1.50%        1.35%       2.10%
     after Waiver..........

---------------

(1) Subject to certain redemptions of Class A shares within 1 year.

(2) May be waived for certain investors

(3) Applies on Class C shares redeemed within 1 year.

(4) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.

     Currently, JCM has a contractual agreement to waive, until September 30, 2005, the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's annual operating expenses in any fiscal year (including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) exceed the following annual rates:

                                                                 EXPENSE
                                                                  LIMIT
                                                              PERCENTAGE FOR
                                                               ALL CLASSES
                                                              --------------
Focused Value Fund..........................................       0.90%
International Equity Fund...................................       1.00%

     JCM is entitled under certain circumstances to recoup such reimbursements or fee reductions from the Funds. However, if the New Advisory Agreement is approved, JCM has agreed to waive its ability to recoup such reimbursements and fee reductions.

     PIC has agreed to continued the current expense limits for Classes A and C until March 31, 2006. As a result, current Investor Class and Class I shareholders will benefit from a temporary reduction in total expenses, after waiver. Following March 31, 2006, the total expenses for the funds will be as shown in the table above under the Phoenix structure. This change in total expenses after waiver will cause shareholders in Classes A and C to bear a 0.10% increase in expenses following March 31, 2006. However, there is a possibility that due to asset growth and resulting economies of scale, the overall expenses of Classes A and C as of March 31, 2006 could be lower than the total expenses shown in the table above. In addition, PIC has agreed with Vontobel to waive, for three years from the effective date of the proposed New Advisory

Agreement, a portion of its management fee as represented in the tables set forth above, subject to a recoupment provision.

SERVICE PROVIDERS

     The following outlines the current service providers for the Funds:

SERVICE PROVIDER                                               FEE PAID BY FUNDS
----------------                                               -----------------
Janus Distributors LLC (Distributor)........................      [add fees]
Brown Brothers Harriman & Co. (Custodian)...................
Janus Services LLC (Transfer Agent and Administrator).......
DST Systems, Inc. (shareholder accounting system)...........

     If the Trustee nominees are elected, it is anticipated that they will approve the following service agreements:

SERVICE PROVIDER                                              FEE PAID BY FUNDS
----------------                                              -----------------
Phoenix Equity Planning Corporation ("PEPCO")                     [add fees]
  (Underwriter).............................................
Brown Brothers Harriman & Co. (Custodian)...................
PEPCO (Transfer Agent)......................................
PEPCO (Financial Agent).....................................

     If the Transaction is completed, Janus Distributors LLC will waive its rights to contingent deferred sales charges on redemptions of Fund shares currently subject to a contingent deferred sales charge and such charges will be paid to PEPCO. A 12b-1 fee will continue to be paid by the Funds at current rates.

                        PROPOSAL 1: ELECTION OF TRUSTEES

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting in person or by proxy at the Meeting. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Once elected, each Trustee shall serve until termination of the Trust or until he or she sooner dies, resigns, retires or is removed as a Trustee. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of seeking a shareholder election of Trustees.

BOARD OF TRUSTEES RECOMMENDATION

     On March 24, 2005, the Board of Trustees, including all of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate the following candidates to serve on the Board, subject to receipt of the required shareholder approval. The following nominees currently serve on the boards of other investment companies managed by PIC or other companies not affiliated with PIC. The Nominating Committee and the Board of Trustees recommend that each nominee listed below be elected to serve as a Trustee until he or she ceases to be a Trustee.

NOMINEES FOR DISINTERESTED TRUSTEES

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX
NAME, ADDRESS AND                       LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                          TIME SERVED      TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                      -----------   -------------   -----------------------------------------------
E. Virgil Conway                         Nominee          37         Trustee of several investment companies in the
Rittenhouse Advisors, LLC                                            Phoenix Funds complex. Chairman, Rittenhouse
101 Park Avenue                                                      Advisors, LLC (consulting firm) since 2001.
New York, NY 10178                                                   Trustee/Director, Pace University
DOB: 8/2/29                                                          (Director/Trustee Emeritus) (1978-present),
                                                                     Urstadt Biddle Property Corp. (1989-present),
                                                                     Greater New York Councils, Boy Scouts of
                                                                     America (1985-present), Josiah Macy, Jr.,
                                                                     Foundation (1975-present), Realty Foundation of
                                                                     York (1972-present), New York Housing
                                                                     Partnership Development Corp. (Chairman)
                                                                     (1981-present), Academy of Political Science
                                                                     (Vice Chairman) (1985 to present) and Colgate
                                                                     University (Trustee Emeritus) (2004 to
                                                                     present). Chairman, Metropolitan Transportation
                                                                     Authority (1992-2001). Trustee/Director,
                                                                     Consolidated Edison Company of New York, Inc.
                                                                     (1970-2002), Atlantic Mutual Insurance Company
                                                                     (1974-2002), Centennial Insurance Company
                                                                     (1974-2002), Union Pacific Corp. (1978-2002),
                                                                     Blackrock Freddie Mac Mortgage Securities Fund
                                                                     (Advisory Director) (1990-2002), Accuhealth
                                                                     (1994-2002), Trism, Inc. (1994-2001), and The
                                                                     Harlem Youth Development Foundation (Chairman)
                                                                     (1998-2002).
Harry Dalzell-Payne                      Nominee          37         Trustee of several investment companies in the
The Flat, Elmore Court                                               Phoenix Funds complex. Currently retired.
Elmore, GL0S,
GL2 6NT U.K.
DOB: 8/9/29
S. Leland Dill                           Nominee          27         Trustee of several investment companies in the
7721 Blue Heron Way                                                  Phoenix Funds complex. Currently retired.
West Palm Beach, FL 33412                                            Trustee, Scudder Investments (33 portfolios)
DOB: 3/28/30                                                         (1986-present). Director, Coutts & Co. Trust
                                                                     Holdings Limited (1991-1999), Coutts & Co.
                                                                     Group (1994-1999) and Coutts & Co.
                                                                     International (USA) (private banking)
                                                                     (1992-2000).
Francis E. Jeffries                      Nominee          29         Trustee of several investment companies in the
8477 Bay Colony Dr. #902                                             Phoenix Funds complex. Director, The Empire
Naples, FL 34108                                                     District Electric Company (1984-present).
DOB: 9/23/30

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX
NAME, ADDRESS AND                       LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                          TIME SERVED      TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                      -----------   -------------   -----------------------------------------------
Leroy Keith, Jr.                         Nominee          27         Trustee of several investment companies in the
Stonington Partners, Inc.                                            Phoenix Funds complex. Partner, Stonington
736 Market Street, Ste. 1430                                         Partners, Inc. (private equity fund) since
Chattanooga, TN 37402                                                2001. Chairman (1995-2000) and Chief Executive
DOB: 2/14/39                                                         Officer (1995-1998), Carson Products Company
                                                                     (cosmetics). Director/Trustee, of several
                                                                     investment companies in the Evergreen Funds
                                                                     complex.
Geraldine M. McNamara                    Nominee          37         Trustee of several investment companies in the
United States Trust Company                                          Phoenix Funds complex. Managing Director,
  of NY                                                              United States Trust Company of New York
114 West 47th Street                                                 (private bank) (1982- present).
New York, NY 10036
DOB: 4/17/51
Everett L. Morris                        Nominee          37         Trustee of several investment companies in the
164 Laird Road                                                       Phoenix Funds complex. Currently retired. Vice
Colts Neck, NJ 07722                                                 President, W.H. Reaves and Company (investment
DOB: 5/26/28                                                         management) (1993-2003).
James M. Oates                           Nominee          27         Trustee of several investment companies in the
Northeast Partners                                                   Phoenix Funds complex. Chairman and Director,
150 Federal Street                                                   Hudson Castle Group Inc. (formerly IBEX Capital
Suite 1000                                                           Markets Inc.) (financial services)
Boston, MA 02100                                                     (1997-present). Managing Director, Wydown Group
DOB: 5/31/46                                                         (consulting firm) (1994-present). Director,
                                                                     Investors Financial Service Corporation
                                                                     (1995-present), Investors Bank & Trust
                                                                     Corporation (1995-present), Stifel Financial
                                                                     (1996-present), Connecticut River Bancorp
                                                                     (1998-present), Connecticut River Bank (2002-
                                                                     present), 1Mind.com (2000-present) and Trust
                                                                     Company of New Hampshire (2002-present).
                                                                     Director and Treasurer, Endowment for Health,
                                                                     Inc. (2000-present). Chairman, Emerson
                                                                     Investment Management, Inc. (2000-present).
                                                                     Investment Committee, New Hampshire Charitable
                                                                     Foundation (2001-present). Vice Chairman,
                                                                     Massachusetts Housing Partnership (1994-1999).
                                                                     Director, Blue Cross and Blue Shield of New
                                                                     Hampshire (1994-1999), AIB Govett Funds
                                                                     (1991-2000), Command Systems, Inc. (1998-2000).
                                                                     Phoenix Investment Partners, Ltd. (1995-2001),
                                                                     1Mind, Inc. (2000-2002) and Plymouth Rubber Co.
                                                                     (1995-2003). Trustee of John Hancock Trust
                                                                     (2004-present).

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                     FUND COMPLEX
NAME, ADDRESS AND                       LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                          TIME SERVED      TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                      -----------   -------------   -----------------------------------------------
Donald B. Romans                         Nominee          27         Trustee of several investment companies in the
39 S. Sheridan Road                                                  Phoenix Funds complex. President, Romans &
Lake Forest, IL 60045                                                Company (private investors and financial
DOB: 4/22/31                                                         consultants) (1987-present). Trustee, Burnham
                                                                     Investors Trust (5 portfolios) (1967-present).
Richard E. Segerson                      Nominee          27         Trustee of several investment companies in the
102 Valley Road                                                      Phoenix Funds complex. Managing Director,
New Canaan, CT 06840                                                 Northway Management Company (1998-present).
DOB: 2/16/46
Ferdinand L.J. Verdonck                  Nominee          27         Trustee of several investment companies in the
Nederpolder 7                                                        Phoenix Funds complex. Director, Banco Urquijo
B-9000 Gent                                                          (Chairman). Trustee, Phoenix Funds Complex
Belgium                                                              (2004-present). Director, EASDAQ (Chairman),
                                                                     The Fleming Continental European Investment
                                                                     Trust, Groupe SNEF, Degussa Antwerpen N.V.,
                                                                     Santens N.V. Managing Director, Almanij N.V.
                                                                     (1992-2003); Director, KBC Bank and Insurance
                                                                     Holding Company (Euronext) (1992-2003), KBC
                                                                     Bank (1992-2003), KBC Insurance (1992-2003),
                                                                     Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                                     Investco N.V. (1992-2003), Gevaert N.V.
                                                                     (1992-2003), Fidea N.V. (1992-2003), Almafin
                                                                     N.V. (1992-2003), Centea N.V. (1992-2003),
                                                                     Dutch Chamber of Commerce for Belgium and
                                                                     Luxemburg, Phoenix Investment Partners, Ltd.
                                                                     (1995-2001).
Lowell P. Weicker, Jr.                   Nominee          27         Trustee of several investment companies in the
7 Little Point Street                                                Phoenix Funds complex. Director, Medallion
Essex, CT 06426                                                      Financial New York (2003- present), Compuware
DOB: 5/16/31                                                         (1996-present) and WWF, Inc. (2000-present).
                                                                     President, The Trust for America's Health (non-
                                                                     profit) (2001-present). Director, UST Inc.
                                                                     (1995-2004) and HPSC Inc. (1995-2004).

NOMINEES FOR INTERESTED TRUSTEES

     If elected and if the New Advisory Agreement is approved, each of the nominees listed below would be an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                       NUMBER OF
                                                     PORTFOLIOS IN
NAME, ADDRESS, DATE OF                               FUND COMPLEX
BIRTH AND POSITION(S)                   LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
WITH TRUST                             TIME SERVED      TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------                 -----------   -------------   -----------------------------------------------
*Marilyn E. LaMarche                     Nominee          32         Trustee to several investment companies in the
Lazard Freres & Co. LLC                                              Phoenix Funds complex. Limited Managing
30 Rockefeller Plaza,                                                Director, Lazard Freres & Co. LLC
59th Floor                                                           (1983-present). Director, The Phoenix
New York, NY 10020                                                   Companies, Inc. (2001-present) and Phoenix Life
DOB: 5/11/34                                                         Insurance Company (1989-present).
**Philip R. McLoughlin                   Nominee          67         Trustee to several investment companies in the
56 Prospect Street                                                   Phoenix Funds complex. Management Consultant,
Hartford, CT 06115                                                   Phoenix Investment Partners, Ltd. (2002-2004).
DOB: 10/23/46                                                        Director, PXRE Corporation (Delaware)
                                                                     (1985-present), World Trust Fund
                                                                     (1991-present). Consultant (2002-2003),
                                                                     Chairman (1997-2002), Director (1995-2002),
                                                                     Vice Chairman (1995-1997) and Chief Executive
                                                                     Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice
                                                                     President and Chief Investment Officer
                                                                     (2001-2002), The Phoenix Companies, Inc.
                                                                     Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix
                                                                     Life Insurance Company. Director (1983-2002)
                                                                     and Chairman (1995-2002), Phoenix Investment
                                                                     Counsel, Inc. Director (1984-2002) and
                                                                     President (2001-2000), Phoenix Equity Planning
                                                                     Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC
                                                                     (2001-2002). Director and President, Phoenix
                                                                     Investment Management Company (2001-2002).
                                                                     Director and Executive Vice President, Phoenix
                                                                     Life and Annuity Company (1996-2002). Director
                                                                     (1995-2000) and Executive Vice President and
                                                                     Chief Investment Officer (1994-2002), PHL
                                                                     Variable Insurance Company. Director, Phoenix
                                                                     National Trust Company (1996-2002). Director
                                                                     and Vice President, PM Holdings, Inc.
                                                                     (1985-2002). Director, PHL Associates, Inc.
                                                                     (1995-2002). Director (1992-2002) and President
                                                                     (1992-1994), WS Griffith Securities, Inc.

 * If the proposed New Advisory Agreement is approved, Ms. LaMarche would be an "interested person," as defined in the 1940 Act, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** If the proposed New Advisory Agreement is approved, Mr. McLoughlin would be an "interested person," as defined in the 1940 Act, by reason of his prior relationship with The Phoenix Companies, Inc. and its affiliates.

CURRENT DISINTERESTED TRUSTEES

                                                          NUMBER OF
                                                        FUNDS IN FUND
                                                           COMPLEX
NAME, ADDRESS, AGE AND                 LENGTH OF TIME    OVERSEEN BY     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
POSITION(S) WITH TRUST                     SERVED          TRUSTEE      YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------                 --------------   -------------   ---------------------------------------------
James T. Rothe                                               63         Professor Emeritus of Business, University of
151 Detroit Street                                                      Colorado, Colorado Springs, CO (since 2004).
Denver, CO 80206                                                        Formerly, Professor of Business, University
Age 61                                                                  of Colorado (2002-2004); Distinguished
Chairman                                4/04-Present                    Visiting Professor of Business (2001- 2002),
                                                                        Thunderbird (American Graduate School of
Trustee                                 5/03-Present                    International Management), Phoenix, AZ; and
                                                                        Principal (1988-1999) of Phillips-Smith
                                                                        Retail Group, Addison, TX (a venture capital
                                                                        firm), Co-founder and Managing Director,
                                                                        Roaring Fork Capital Partners (private equity
                                                                        firm); Director, Red Robin Gourmet Burgers,
                                                                        Inc.
Samuel Boyd, Jr.                        8/03-Present          2         Manager (since 1978) of Customer Service
151 Detroit Street                                                      Accounting Division, Potomac Electric Power
Denver, CO 80206                                                        Company, Washington, D.C. Director, World
Age 64                                                                  Funds Inc., The World Insurance Trust,
Trustee                                                                 Vontobel Funds USA and Satuit Capital
                                                                        Management Trust.
Arthur F. Lerner                        5/03-Present          2         Retired. Formerly, Senior Vice President,
151 Detroit Street                                                      Arnhold and S. Bleichroeder (investment
Denver, CO 80206                                                        manager) (12/69-1/03). Director, Sthenos
Age 62                                                                  Capital (United Kingdom).
Trustee
Dennis B. Mullen                        5/03-Present         63         Private Investor. Director, Red Robin Gourmet
151 Detroit Street                                                      Burgers, Inc.
Denver, CO 80206
Age 61
Trustee
Maureen T. Upton                        5/03-Present          2         Senior Financial Manager, CH2M Hill (since
151 Detroit Street                                                      2/05). Formerly, Director of Sales and
Denver, CO 80206                                                        Marketing, Intelligent Markets, Inc.
Age 40                                                                  (3/00-3/03); Associate Equities Division,
Trustee                                                                 Goldman Sachs & Co. (8/98-1/00).

                                                          NUMBER OF
                                                        FUNDS IN FUND
                                                           COMPLEX
NAME, ADDRESS, AGE AND                 LENGTH OF TIME    OVERSEEN BY     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
POSITION(S) WITH TRUST                     SERVED          TRUSTEE      YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------                 --------------   -------------   ---------------------------------------------
CURRENT INTERESTED TRUSTEE
Thomas H. Bailey*                       5/03-Present         63         Formerly, President (1978-2002) and Chief
151 Detroit Street                                                      Executive Officer (1994-2002) of JCM or its
Denver, CO 80206                                                        predecessor. Chairman and Director
Age 67                                                                  (1978-2002) of Janus Capital Corporation; and
Trustee                                                                 Director (1997-2001) of Janus Distributors,
                                                                        Inc.; President and Director (1994-2002) of
                                                                        the Janus Foundation.

---------------

* The Funds treat Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with JCM.

OFFICERS OF THE TRUST

     The Board of Trustees has elected the following seven officers of the Trust, who are all employees of JCM, and, therefore, "interested persons" as defined in the 1940 Act. The following table sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

                                                            TERM OF OFFICE
NAME, ADDRESS AND AGE AS OF                POSITIONS        AND LENGTH OF       PRINCIPAL OCCUPATIONS
DECEMBER 31, 2004                       HELD WITH FUNDS      TIME SERVED     DURING THE PAST FIVE YEARS
---------------------------            ------------------   --------------   ---------------------------
Heidi W. Hardin                        Vice President        4/00-Present    Vice President and
151 Detroit Street                                                           Assistant General Counsel
Denver, CO 80206                                                             to Janus Capital and Janus
Age 37                                                                       Services LLC. Formerly,
                                                                             Vice President and Senior
                                                                             Legal Counsel (1995-1999)
                                                                             for Stein Roe & Farnham,
                                                                             Inc.
Bonnie M. Howe                         Vice President       05/03-Present    Vice President and
151 Detroit Street                                                           Assistant General Counsel
Denver, CO 80206                                                             of JCM, Janus Distributors
Age 39                                                                       LLC and Janus Services LLC.
                                                                             Formerly, Assistant Vice
                                                                             President (1998-2000) of
                                                                             Janus Service Corporation.
Kelley Abbott Howes                    General Counsel      04/04-Present    Senior Vice President and
151 Detroit Street                                                           General Counsel of JCM and
Denver, CO 80206                       Vice President and   05/03-Present    Janus Services LLC; Vice
Age 39                                 Secretary                             President and Assistant
                                                                             General Counsel of Janus
                                                                             Distributors LLC. Formerly,
                                                                             Vice President (1999-2004)
                                                                             and Assistant General
                                                                             Counsel (2000-2004) of
                                                                             Janus Services LLC; Vice
                                                                             President (1999-2004) and
                                                                             Assistant General Counsel
                                                                             (1999-2004) of JCM and
                                                                             Assistant Vice President
                                                                             (1998-2000) of Janus
                                                                             Service Corporation.

                                                            TERM OF OFFICE
NAME, ADDRESS AND AGE AS OF                POSITIONS        AND LENGTH OF       PRINCIPAL OCCUPATIONS
DECEMBER 31, 2004                       HELD WITH FUNDS      TIME SERVED     DURING THE PAST FIVE YEARS
---------------------------            ------------------   --------------   ---------------------------
David R. Kowalski                      Vice President and   05/03-Present    Senior Vice President and
151 Detroit Street                     Chief Compliance                      Chief Compliance Officer of
Denver, CO 80206                       Officer                               JCM, Janus Distributors
Age 47                                                                       LLC, and Janus Services
                                                                             LLC; Chief Compliance
                                                                             Officer of Bay Isle
                                                                             Financial LLC and Enhanced
                                                                             Investment Technologies
                                                                             LLC. Formerly, Vice
                                                                             President of JCM (2000-
                                                                             2005), Janus Distributors
                                                                             LLC (2000-2001) and Janus
                                                                             Services LLC (2004-2005);
                                                                             Assistant Vice President of
                                                                             Janus Services LLC (2000-
                                                                             2004); and Senior Vice
                                                                             President and Director of
                                                                             Mutual Fund Compliance for
                                                                             Van Kampen Funds (1985-
                                                                             2000).
Girard C. Miller                       President and        10/03-Present    Executive Vice President
151 Detroit Street                     Chief Executive                       and Chief Operating Officer
Denver, CO 80206                       Officer                               of Janus Capital Group Inc.
Age 53                                                                       and JCM; President of Janus
                                                                             Distributors LLC and Janus
                                                                             Capital International LLC;
                                                                             Executive Vice President of
                                                                             Janus Services LLC;
                                                                             President and Director of
                                                                             Janus Management Holdings
                                                                             Corporation; Chief
                                                                             Operating Officer and
                                                                             President of Capital Group
                                                                             Partners, Inc. Formerly,
                                                                             Director of Capital Group
                                                                             Partners, Inc. (2003-
                                                                             2004); and President and
                                                                             Chief Executive Officer of
                                                                             ICMA Retirement Corporation
                                                                             (1992-2003).
Jesper Nergaard                        Vice President,      02/05-Present    Vice President of
151 Detroit Street                     Treasurer and                         Investment Accounting for
Denver, CO 80206                       Principal                             JCM. Formerly, Director of
Age 42                                 Accounting Officer                    Financial Reporting for
                                                                             OppenheimerFunds, Inc.
                                       Chief Financial      03/05-Present    (2004-2005); Site Manager
                                       Officer                               and First Vice President of
                                                                             Mellon Global Securities
                                                                             Services (2003); and
                                                                             Director of Fund
                                                                             Accounting, Project
                                                                             Development and Training of
                                                                             INVESCO Funds Group
                                                                             (1994-2003).

SHARE OWNERSHIP

     As of the Record Date, the Nominees, Trustees and executive officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

     The following table sets forth the aggregate dollar range of equity securities owned in the Janus complex by each nominee and Trustee of the Trust as of February 28, 2005. The Janus complex consists of all funds advised and sponsored by JCM (63 funds as of February 28, 2005). The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee.

                                                                             AGGREGATE DOLLAR
                                                                             RANGE OF EQUITY
                                                      DOLLAR RANGE OF       SECURITIES IN ALL
                                                    EQUITY SECURITIES IN   TRUSTS IN FAMILY OF
NAME OF NOMINEES/TRUSTEES                                THE FUNDS         INVESTMENT COMPANIES
-------------------------                           --------------------   --------------------
Independent Trustees
James T. Rothe....................................               None          Over $100,000
Samuel Boyd, Jr.
  Focused Value Fund..............................    $10,001-$50,000        $10,001-$50,000
  International Equity Fund.......................    $10,001-$50,000
Arthur F. Lerner..................................               None                   None
Dennis B. Mullen
  Focused Value Fund..............................    $10,001-$50,000          Over $100,000
  International Equity Fund.......................    $10,001-$50,000
Maureen T. Upton..................................               None        $10,001-$50,000
Interested Trustee
Thomas H. Bailey..................................               None          Over $100,000
Disinterested Trustee Nominees
E. Virgil Conway..................................
Harry Dalzell-Payne...............................
S. Leland Dill....................................
Francis E. Jeffries...............................
Leroy Keith, Jr. .................................
Geraldine M. McNamara.............................
Everett L. Morris.................................
James M. Oates....................................
Donald B. Romans..................................
Richard E. Segerson...............................
Ferdinand L. J. Verdonck..........................
Lowell P. Weicker, Jr. ...........................
Interested Trustee Nominees
Marilyn E. LaMarche...............................
Philip R. McLoughlin..............................

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     No remuneration was paid by the Trust to persons who were directors, officers or employees of JCM or any affiliate thereof for their services as Trustees or officers of the Trust. Each Trustee, is entitled to receive a retainer of $25,000 per year plus a joint meeting fee of $5,000 for each regular in-person meeting of the Trustees attended and a joint meeting fee of $5,000 for attending an in-person committee meeting convened on a date other than in conjunction with a regularly scheduled Trustee meeting. The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended February 28, 2005.

                                                 TRUSTEES'          TOTAL TRUSTEES' COMPENSATION
                                           AGGREGATE COMPENSATION      FROM THE TRUST AND THE
                                               FROM THE TRUST              JANUS COMPLEX
                                           ----------------------   ----------------------------
James T. Rothe...........................
Samuel Boyd, Jr. ........................
Arthur F. Lerner.........................
Dennis B. Mullen.........................
Maureen T. Upton.........................

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Trusts' activities, review performance and review the actions of JCM and Vontobel, who are responsible for the Trust's day-to-day operations. There were four regular meetings and three special meetings held during the fiscal year ended February 28, 2005 for the Trust. Each Trustee attended at least 75% the meetings for each Trust during the fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no policy requiring Trustee attendance.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has four standing committees that each perform specialized functions: an Audit Committee, a Brokerage and Distribution Committee, a Nominating and Governance Committee and a Pricing Committee. Each committee is comprised entirely of Disinterested Trustees. Information about each of these committee functions is provided in the following table:

                                                                               NUMBER OF MEETINGS
                                                                                HELD DURING LAST
                                FUNCTIONS                  MEMBERS                 FISCAL YEAR
                         -----------------------   -----------------------   -----------------------
AUDIT                    Reviews the financial     Dennis B. Mullen                     4
COMMITTEE                reporting process, the    (Chairman)
                         system of internal        Samuel Boyd, Jr.
                         control over financial    Arthur F. Lerner
                         reporting, the audit
                         process, and the Funds'
                         process for monitoring
                         compliance with
                         investment restrictions
                         and applicable laws and
                         the Funds' Code of
                         Ethics. The Committee's
                         review of the audit
                         process includes, among
                         other things, the
                         appointment,
                         compensation and
                         oversight of the
                         auditors and
                         pre-approval of audit
                         and non-audit services.

                                                                               NUMBER OF MEETINGS
                                                                                HELD DURING LAST
                                FUNCTIONS                  MEMBERS                 FISCAL YEAR
                         -----------------------   -----------------------   -----------------------
BROKERAGE AND            Reviews and makes         Maureen T. Upton                     4
DISTRIBUTION COMMITTEE   recommendations           (Chairperson)
                         regarding matters         Arthur F. Lerner
                         related to the Trust's    James T. Rothe
                         use of brokerage
                         commissions, placement
                         of portfolio
                         transactions and
                         distribution of Fund
                         shares.
NOMINATING AND           Identifies and            James T. Rothe                       4
GOVERNANCE COMMITTEE     recommends individuals    (Chairman)
                         for Trustee membership,   Maureen T. Upton
                         consults with             Dennis B. Mullen
                         management in planning
                         Trustee meetings, and
                         oversees the
                         administration of, and
                         ensures the compliance
                         with, the Governance
                         Procedures and
                         Guidelines adopted by
                         the Trust.
PRICING COMMITTEE        Determines the fair       Arthur F. Lerner                     5
                         value of restricted       (Chairman)
                         securities and other      Samuel Boyd, Jr.
                         securities for which      Maureen T. Upton
                         market quotations are
                         not readily available
                         or which are deemed not
                         to be reliable,
                         pursuant to procedures
                         adopted by the
                         Trustees.

NOMINATING COMMITTEE

     The Fund's Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trust. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of the Trust in accordance with procedures adopted by the Committee. Shareholders of a Fund who wish to nominate a candidate to the Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive office of the Trust ("Shareholder Recommendation"). The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify;(vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide a process for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

INDEPENDENT ACCOUNTANTS

     Based on the Audit Committee's recommendation, the Board of Trustees of the Trust, including a majority of Disinterested Trustees, selected PricewaterhouseCoopers LLP ("PWC") as auditors to the Trust during the Trust's current fiscal year. A representative from PWC will be available at the Meeting. The representative from PWC will be able to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND OTHER FEES. During the fiscal years stated below for the Trust, PWC performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendments, and reporting matters.

     The following table shows the aggregate fees billed by PWC to the Funds during each of the last two fiscal years of the Funds for audit services, audit-related services, services related to tax compliance, tax advice and tax planning, and all other products and services provided by PWC.

FUND                                        AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
----                                        ----------   ------------------   --------   --------------
Focused Value Fund........................
International Equity Fund.................

               PROPOSAL 2: APPROVAL OF THE NEW ADVISORY AGREEMENT

A COPY OF THE PROPOSED NEW ADVISORY AGREEMENT IS ATTACHED TO THIS PROXY AS EXHIBIT A.

REQUIRED VOTE

     Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Fund with all share classes voting together with respect to each Fund. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of
(1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the New Advisory Agreement is not approved by the shareholders of the Trust, JCM would continue as advisor of the Trust under the terms of the Current Advisory Agreements until the expiration of the agreements and the current Board of Trustees would consider options available to the Funds.

THE CURRENT ADVISORY AGREEMENTS

     Each Fund has an Investment Advisory Agreement with JCM, 151 Detroit Street, Denver, Colorado 80206-4805. JCM is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. The following persons serve as the principal executive officers of JCM at the address for JCM listed above: Steven L. Scheid, Chief Executive Officer; Gary D. Black, President and Chief Investment Officer; Girard C. Miller, Executive Vice President and Chief Operating Officer; Loren M. Starr, Senior Vice President; Jesper Nergaard, Chief Financial Officer; Robin C. Beery, Senior Vice President and Chief Marketing Officer; Kelley Abbott Howes, Senior Vice President and General Counsel; David R. Kowalski, Senior Vice President of Compliance and Chief Compliance Officer; and John H. Bluher, Secretary, Senior Vice President and Chief Public Affairs Officer.

     Each Current Advisory Agreement provides that JCM will have overall supervisory responsibility for the investment program of the Funds, provide office space for the Funds, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of JCM. JCM and its affiliates also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by JCM. JCM is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, JCM has delegated certain of these duties to Vontobel pursuant to the Current Subadvisory Agreements between JCM and Vontobel.

     From their own assets, JCM, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Funds. These fees may be in addition to fees paid from the Funds' assets to these financial intermediaries. Janus Distributors and its affiliates may pay for or sponsor informational meetings for financial intermediaries.

     The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of the Disinterested Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Current Advisory Agreements, JCM furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse JCM for its costs. JCM is paid 0.10% on Investor Shares and 0.25% on Class I Shares of each Fund pursuant to an Administrative Services Agreement between JCM and the Funds.

     The following table summarizes the administrative services fees paid by the Funds for the fiscal year ended February 28, 2005.

FUND NAME                                                     ADMINISTRATIVE SERVICES FEES
---------                                                     ----------------------------
Focused Value Fund
  Investor Shares...........................................
  Class I Shares............................................
International Equity Fund
  Investor Shares...........................................
  Class I Shares............................................

     Each Fund has agreed to compensate JCM for its services by the monthly payment of a fee at the following annual rates:

FOCUSED VALUE FUND

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of Focused Value Fund
  First $100 Million........................................      0.96%
  Increment from $100 Million to $300 Million...............      0.85%
  Increment over $300 Million...............................      0.75%

INTERNATIONAL EQUITY FUND

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of International Equity Fund
  First $100 Million........................................      0.99%
  Increment from $100 Million to $300 Million...............      0.85%
  Increment over $300 Million...............................      0.75%

     As discussed above, until at least September 30, 2005, JCM has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) exceed the following annual rates:

                                                              EXPENSE LIMIT
FUND NAME                                                     PERCENTAGE (%)
---------                                                     --------------
Focused Value Fund..........................................      0.90%
International Equity Fund...................................      1.00%

     JCM is entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds; however, JCM has agreed to not recoup fees after the termination of the Current Advisory Agreements.

     The following table summarizes the advisory fees paid by the Funds and any applicable advisory fee waivers for the periods indicated.

                            MARCH 1, 2004-               JANUARY 1-                OCTOBER 13-
                          FEBRUARY 28, 2005          FEBRUARY 29, 2004          DECEMBER 31, 2003
                       ------------------------   ------------------------   -----------------------
                       ADVISORY FEES   WAIVERS    ADVISORY FEES   WAIVERS    ADVISORY FEES   WAIVERS
                       -------------   --------   -------------   --------   -------------   -------
Focused Value Fund...                               $122,552      $104,703     $156,416        $ 0
International Equity
  Fund...............                               $ 49,056      $ 49,056(1)   $ 57,840       $88

---------------

(1) Fee waiver by JCM exceeded the advisory fee.

     Each Fund's Current Advisory Agreement is dated August 5, 2003, and continues in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Disinterested Trustees, and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Current Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or JCM on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Disinterested Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The Current Advisory Agreements were last submitted to a vote of shareholders on September 19, 2003.

THE NEW ADVISORY AGREEMENT

     It is proposed that the new investment adviser to the Funds be PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. PEPCO, a mutual fund distributor, would act as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of PEPCO is located at 56 Prospect Street, Hartford, CT 06115.

     PIC acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, PIC had $24.5 billion in assets under management. PIC has acted as an investment adviser for over 70 years. PIC currently serves as an investment adviser to the following funds that have a similar investment objective to the Funds:

     The Phoenix-Aberdeen International Fund, a series of the Phoenix Multi-Portfolio Fund, is managed by PIC and subadvised by Aberdeen Asset Management, Inc. As of December 31, 2004, the Fund had $67.7 million in assets under management. The management fee for all classes of shares for the fund is 0.75% of average daily net assets, and the total annual fund operating expenses for Class A are 2.02%; and for Class C are 2.77%. There are no waivers at this time.

     The Phoenix Mid-Cap Value Fund, a series of the Phoenix Equity Trust, is managed by PIC, subadvised by Sasco Capital, Inc. As of December 31, 2004, the Fund had $32 million in assets under management. The management fee for all classes of shares for the fund is 0.75% of average daily net assets, and the total annual fund operating expenses, after waivers, for Class A are 1.25%; and for Class C are 2.00%. Without waivers, the total annual fund operating expenses for Class A would be 4.71%; and for Class C 5.46%. The adviser has contractually agreed to cap total operating expenses through October 30, 2006.

     The following persons serve as the principal executive officers of PIC at the address for PIC listed above: Daniel T. Geraci, Director and President, Equities; Michael E. Haylon, Director and President, Fixed Income; James D. Wehr, Director and Senior Vice-President, Fixed Income; Doreen A. Bonner, Vice-President and Compliance Officer; Glenn H. Pease, Vice-President, Finance and Treasurer; Nancy J. Engberg, Vice-President, Assistant Clerk and Counsel; John H. Beers, Vice-President and Clerk; Steven L. Colton, Managing Director, Value Equities; and Julie L. Sapia, Director, Money Market Trading. The principal occupation of the principal executive officers is the officer's position with PIC. If the New Advisory Agreement is approved, the following officers and employees of PIC would serve in the following capacities as officers of the Funds: Daniel T. Geraci, President; George Aylward, Executive Vice-President; Francis G. Waltman, Senior Vice-President; Nancy J. Engberg, Anti-Money Laundering Officer and Assistant Secretary; Marc Baltuch, Chief Compliance Officer; Doreen A. Bonner, Compliance Officer; Nancy G. Curtiss, Treasurer; W. Patrick Bradley and Amy H. Hackett, Assistant Treasurers; Jacqueline M. Porter, Vice-President and Assistant Treasurer; Matthew A. Swendiman, Vice-President, Chief Legal Officer, Counsel and Secretary; and Vallerie A. Atwood, Frances J. Crisafulli, John R. Flores and Ann Spooner, Assistant Secretaries.

     PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 31, 2004, PXP had approximately $56.1 billion in assets under management through its investment partners: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and PIC in Hartford, CT.

     The terms of the New Advisory Agreement are substantially similar to the Current Advisory Agreements. PIC would provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which it would receive a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Trust's registration statements (but PEPCO would purchase such copies of the Funds' prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

     The New Advisory Agreement would be in effect for an initial term until November 30, 2005 and would continue in effect from year-to-year if specifically approved annually by a majority of the Disinterested Trustees, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund. If approved, the New Advisory Agreement could be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by PIC upon 60 days' written notice and would automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

     The New Advisory Agreement provides that PIC will not be liable for any act or omission in the course of, or in connection with, rendering services under the New Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement. The New Advisory Agreement permits PIC to render similar investment advisory services to others and to engage in other activities.

     As compensation for its services, PIC would receive a fee, which would be accrued daily against the value of each Fund's net assets and would be paid by the Funds monthly. The fee would be computed at an annual rate of 0.75% of the Focused Value Fund's average daily net assets and 0.85% of the International Equity Fund's daily net assets. PIC has agreed to continue the existing fee limits for the Funds, until September 30, 2005. Thereafter, there is no assurance that PIC would continue these fee limits. If PIC continues to waive a portion of its management fee after September 30, 2005, the total operating expenses for Classes A and C of each Fund after waiver are expected to increase by 0.10%. PIC intends to continue to waive a portion of its management fee as represented in the table on page 4. Any new expense limitation agreement will also have a recoupment provision.

     In addition to the fee payable under the New Advisory Agreement, expenses that would be paid by the Funds include: fees of Trustees who are not compensated by PIC, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes which PEPCO purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust's existence as a Delaware statutory trust.

BASIS FOR THE BOARD'S RECOMMENDATION

     The Trustees met on three occasions with senior officers of JCM, PIC and Vontobel to discuss the proposed change of advisers and to consider the qualifications of PIC and Vontobel. In addition, they received and reviewed from each of those parties substantial written information as requested by them. Throughout that process the Disinterested Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) PIC, its current personnel (including particularly those personnel with responsibilities for providing investment oversight and administrative services to the Funds), and its financial condition, resources and investment and compliance oversight process; (c) the terms of the Current Advisory Agreements and the terms of the New Advisory Agreement, including the standard of care and termination provisions; (d) the scope and quality of the services that PIC is expected to provide to the Funds; (e) the structure and rate of advisory fees that would be payable to PIC by the respective Funds, the proposed expense limitations, the structure and rate of advisory fees payable to other advisers by comparable funds, the structure and rate of advisory fees charged by PIC to other clients and possible alternative fee structures; (f) the pro forma estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) compensation expected to be payable by the Funds to PIC and its affiliates for other services; (h) the pro forma estimated profitability to PIC and its affiliates of their relationships with the Funds; (i) PIC's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

     After consideration of the factors and information referred to above, the Trustees reached various conclusions. They concluded that the proposed nature and extent of PIC's services to the Funds was appropriate and consistent with the terms of the New Advisory Agreement. They also concluded that PIC appeared to be well suited to become the investment adviser and manager of the Funds. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     - PIC's considerable experience serving as a manager of managers for the Phoenix Funds, whose portfolios are managed by subadvisers;

     - The considerable experience or PIC and its affiliates in providing to the Phoenix Funds general administration services, including the preparation of regulatory filings, services to fund shareholders, distribution services and management of the relationships of those funds and PIC with third party service providers;

     - The quality of PIC's services to the Phoenix Funds, which appears to be consistent with or superior to quality norms in the mutual fund industry;

     - The stated intention of PIC to actively promote the sale of shares of the Funds;

     - The sufficiency of PIC's personnel and their education and experience;

     - The soundness of PIC's financial condition and PIC's relationship to a much larger financial services enterprise with very substantial financial resources; and

     - The proposed conversion of Class I shares and Investor Class shares of each Fund outstanding at the time that PIC becomes the investment adviser to the Funds into Class A shares of the Funds that bear a lower rate of expenses.

     The Trustees concluded that the estimated overall expense ratio of each surviving class of shares of each Fund, taking into account the expense limitations agreed to by PIC, was comparable to or more favorable than the expense ratios of its peers and that the fees that each Fund would pay to PIC are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients.

     The Trustees concluded that, other than the services to be provided by PIC and its affiliates and the fees to be paid by the Funds therefor, the Funds and PIC may potentially benefit from their relationship with each other in other ways. They also concluded that success of the Funds could attract other business to PIC or other Phoenix Funds and that the success of PIC could enhance PIC's ability to serve the Funds.

     The Trustees, including all of the Disinterested Trustees, unanimously recommend that you vote for the approval of the New Advisory Agreement.

             PROPOSAL 3: APPROVAL OF THE NEW SUBADVISORY AGREEMENT

A COPY OF THE PROPOSED NEW SUBADVISORY AGREEMENT IS ATTACHED TO THIS PROXY AS EXHIBIT B.

REQUIRED VOTE

     Approval of the New Subadvisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Fund with all share classes voting together with respect to each Fund.

Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the New Subadvisory Agreement is not approved by the shareholders of the Trust, Vontobel would continue as subadviser to the Funds under the terms of the current Investment Subadvisory Agreements until the expiration of said agreement, and the Board of Trustees would consider the options available to the Funds.

THE CURRENT SUBADVISORY AGREEMENTS

     Vontobel, 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. The following persons serve as the principal executive officers of Vontobel at the address for Vontobel listed above: Herbert J. Scheidt, Chairman; Christoph Ledergerber, Vice-Chairman; Henry Schlegel, President and CEO; Thomas P. Wittwer, Senior Vice-President; Edwin D. Walczak, Senior Vice-President; Peter Newell, Senior Vice-President; Rajiv Jain, Senior Vice-President; Joseph Mastoloni, Vice-President/Compliance; Oliver A. Haberli, Vice-President; Alfred Nyffeler, Chief Financial Officer; Guenter Faschang, Vice-President; Igor Krutov, Vice-President; Sangam Sogani, Vice-President and Senior Research Analyst; and Zeno Staub, Director. The principal occupation of the principal executive officers is the officer's position with Vontobel.

     The Current Subadvisory Agreements between Vontobel and JCM obligate Vontobel to: (i) make investment decisions on behalf of the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Current Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

     The Funds pay no fees directly to Vontobel as the subadviser. Under the Current Subadvisory Agreements, Vontobel is compensated with respect to the Funds by JCM at the following annual rates:

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of Focused Value Fund
  First $100 Million........................................       0.74%
  Increment between $100 Million and $300 Million...........      0.415%
  Increment between $300 Million and $500 Million...........      0.365%
  Increment between $500 Million and $1 Billion.............      0.325%
  Increment between $1 Billion and $1.4 Billion.............      0.285%
  Increment equal to or in excess of $1.4 Billion...........      0.215%

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of International Equity Fund
  First $500 Million........................................      0.408%
  Increment between $500 Million and $1 Billion.............      0.325%
  Increment between $1 Billion and $1.4 Billion.............      0.285%
  Increment equal to or in excess of $1.4 Billion...........      0.215%

     Each Current Subadvisory Agreement is dated August 5, 2003, and was last
submitted to a vote of the Funds' shareholders on [          ]. The initial term
of each Current Subadvisory Agreement continues until

July 1, 2005. Each Current Subadvisory Agreement is subject to termination by JCM or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Current Advisory Agreement with respect to the relevant Fund. JCM and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to Focused Value Fund or International Equity Fund until October 2006. This agreement also provides that JCM would be required to pay certain liquidated damages to Vontobel if a Current Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. In addition, this agreement contemplates that JCM will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, Senior Vice-President, to remain at Vontobel. Any payments under this agreement would be made by JCM and not by either of the Funds.

     Vontobel acts as adviser for [     ]other mutual funds, as well as a
Luxembourg Investment Fund, and provides separate account adviser services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. Vontobel currently serves as an investment adviser to the following funds that have a similar investment objective to the Funds:

     [insert similar fund name, size, the rate of compensation ]

THE NEW SUBADVISORY AGREEMENT

     The New Subadvisory Agreement with the Funds is substantially similar to the Current Subadvisory Agreements. However, the fees paid to Vontobel by PIC under the New Subadvisory Agreement would be as follows:

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of Focused Value Fund
  First $50 Million.........................................       0.70%
  Over $50 Million..........................................      0.375%

                                                               ANNUAL RATE
                                                              PERCENTAGE (%)
                                                              --------------
Average Daily Net Assets of International Equity Fund
  First $50 Million.........................................       0.80%
  Over $50 Million..........................................      0.425%

     The following table summarizes the subadvisory fees paid by JCM and the pro forma subadvisory fees that would have been paid under the New Subadvisory Agreement for the indicated periods:

                                   MARCH 1, 2004-         JANUARY 1-          OCTOBER 13-
                                 FEBRUARY 28, 2005    FEBRUARY 29, 2004    DECEMBER 31, 2003
                                 ------------------   ------------------   ------------------
                                 CURRENT   PROPOSED   CURRENT   PROPOSED   CURRENT   PROPOSED
                                 -------   --------   -------   --------   -------   --------
Focused Value Fund.............  $         $          $         $          $         $
International Equity Fund......  $         $          $         $          $         $

     Subject to completion of the Transaction, PIC and Vontobel have agreed that PIC will not, subject to certain exceptions, terminate the New Subadvisory Agreement for a period of three years following the closing of the Transaction. PIC may terminate the New Subadvisory Agreement pursuant to the following circumstances: (1) entry of an order against Vontobel that bars Vontobel from serving as an investment adviser; (2) the initiation of an enforcement proceeding against Vontobel that is grounded upon an alleged violation of law and/or applicable regulation and appears likely to limit Vontobel's ability to fulfill its duties under the New Subadvisory Agreement; (3) bankruptcy or insolvency of Vontobel; (4) poor investment performance; or (5) significant portfolio management personnel changes. If PIC terminates the New Subadvisory Agreement for any other reason, then PIC will be liable to Vontobel in the amount of $1.75 million.

     [Further, if the Transaction is completed, Vontobel will have the right to require PIC to submit and recommend to the Board a proposal to reorganize the Funds into one or more investment companies that will utilize the services of Vontobel as sole adviser or subadviser pursuant to the following circumstances:
(1) entry of an order against PIC that bars PIC from serving as an investment adviser; (2) the initiation of an enforcement proceeding against PIC that is grounded upon an alleged violation of law and/or applicable regulation and appears likely to limit PIC's ability to fulfill its duties under the New Advisory Agreement; (3) bankruptcy or insolvency of PIC; or (4) the failure by PIC to gather additional assets in the Funds for management by Vontobel in the following time periods: $100 million 12 months after closing, $200 million 24 months after closing, and $300 million 36 months after closing, provided that the asset targets will be reduced by 25% for any period in which one or both of the Funds' three year performance results are in the bottom half of its peer group and 50% for any period in which one or both of the Fund's three year performance results are in the bottom quartile of its peer group.]

BASIS FOR THE BOARD'S RECOMMENDATION

     Since the commencement of operations of the Trust, the Trustees have met at least quarterly with senior officers of Vontobel. In addition, as noted above on three separate occasions they met with senior officers of Vontobel and others to consider the proposed change of investment advisers and the proposed continued engagement of Vontobel to manage the portfolios of the Funds. In addition, they received and reviewed from Vontobel substantial written information as requested by them. Throughout that process the Disinterested Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each of Fund; (b) Vontobel, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Funds), and its financial condition, resources and investment process;
(c) the terms of the Current Subadvisory Agreements and the terms of the proposed New Subadvisory Agreement, including the standard of care and termination provisions; (d) the scope and quality of the services that Vontobel has provided and will continue to provide to the Funds; (e) the structure and rate of advisory fees payable to Vontobel by the respective Funds, the structure and rate of investment management fees payable to other subadvisers by comparable funds, the structure and rate of investment management fees charged by Vontobel to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) the methodology used by Vontobel in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Vontobel's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain third party research through brokers;
(i) Vontobel's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

     After consideration of the information referred to above, the Trustees reached various conclusions. They concluded that the nature and extent of Vontobel's services to the Funds was appropriate and consistent with the terms of the New Subadvisory Agreement. They also concluded that the quality of Vontobel's services to the Funds has been very good. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     - Because Vontobel's principal responsibility is management of the Funds' investment portfolios, the investment performance achieved by Vontobel is an important indicator of the quality of services provided;

     - The quality of Vontobel's services to the Funds has been consistent with or superior to quality norms in the mutual fund industry;

     - Vontobel has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively, and has demonstrated its ability to attract and retain well qualified personnel; and

     - Vontobel's financial condition is sound, and Vontobel is part of a much larger financial services enterprise with very substantial financial resources.

     The Trustees concluded that the fees that PIC will pay to Vontobel under the New Subadvisory Agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Vontobel charges to other clients.

     The Trustees concluded that, other than the services to be provided by Vontobel to the Funds pursuant to the proposed agreements and the fees to be paid by PIC therefor, the Funds and Vontobel may potentially benefit from their relationship with each other in other ways. They concluded that Vontobel would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the Funds and that the Funds would benefit from Vontobel's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Vontobel. They also concluded that success of the Funds could attract other business to Vontobel or its other funds and that the success of Vontobel could enhance Vontobel's ability to serve the Funds.

     The Trustees, including all of the Disinterested Trustees, unanimously recommend that you vote for the approval of the New Subadvisory Agreement.

              PROPOSAL 4: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
               HIRE AND REPLACE INVESTMENT ADVISERS OR TO MODIFY
          INVESTMENT ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

REQUIRED VOTE

     Approval of this proposal requires a majority vote of the shareholders of each Fund. If the shareholders of a Fund do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to such Fund.

     By approving the proposal, shareholders will afford the Trust the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations due to necessary subadvisor changes. The Board of Trustees, including the Disinterested Trustees, recommends that you vote "FOR" the proposal.

DESCRIPTION OF EXEMPTIVE RELIEF

     One of the duties of an investment advisor is to recommend (subject to oversight by the Board) to a Board, if conditions warrant, the reallocation of assets managed by a subadvisor or to recommend a subadvisor's hiring, termination or replacement, if the advisor deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that, if the New Advisory Agreement is approved, PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Funds without obtaining the prior approval of a majority of the outstanding voting securities of the Funds, as is otherwise required by Section 15 of the 1940 Act.

     Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the SEC that, subject to certain conditions, permits PVA, PIC and funds advised by PVA and PIC, with the approval of such funds' trustees, to retain other subadvisers, or subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders.

     Before this relief can be applied to the Trust, the Funds' shareholders must approve the applicability of the relief to the Trust. If the Funds shareholders approve the proposal to allow PIC to utilize this relief for the Trust, the Trust and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

     Even if the Trust's shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Trustees. In order to approve new subadvisers, the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Trust. The Trustees will review the ability of the subadvisers to provide services to a Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisers with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadvisers. PIC would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC without shareholder approval.

     Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for such Fund at any time by a vote of a majority of the outstanding voting securities of that Fund.

                          SHARE OWNERSHIP INFORMATION

     As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds, and also shows the aggregate holdings of persons affiliated with the Funds and JCM.

NAME OF FUND AND CLASS                                SHAREHOLDER    SHARES    PERCENTAGE
----------------------                                -----------   --------   ----------


                             PORTFOLIO TRANSACTIONS

     The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The following shows the affiliated brokerage transactions for each Fund's fiscal year end:

     [For the last two fiscal years, the Funds had no affiliated brokerage transactions.]

                                 OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S)
BY          , 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Trustees

                                          Kelley Abbott Howes
                                          General Counsel, Vice-President
                                          and Secretary

                                                                       EXHIBIT A

                           FORM OF ADVISORY AGREEMENT

     THIS AGREEMENT effective as of the   day of           , 200  (the "Contract
Date") is by and between the Phoenix Adviser Trust, a Delaware business trust (the "Trust") having a place of business at 101 Munson Street, Greenfield, Massachusetts and Phoenix Investment Counsel, Inc., a Massachusetts corporation having a place of business at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

     WITNESSETH THAT:

     1. The Trust has appointed the Adviser to act as investment adviser to the Trust on behalf of the series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser has accepted such appointment and has agreed to render the services described in this Agreement for the compensation herein provided.

     2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series (the "Additional Series"), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

     3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

     4. The Adviser may delegate its investment responsibilities under paragraph 3 above with respect to the Series or segments thereof to one or more persons or companies ("Subadviser(s)") pursuant to an agreement between the Adviser, the Trust and any such Subadviser ("Subadvisory Agreement"). Each Subadvisory Agreement may provide that the applicable Subadviser, subject to the control and supervision of the Board of Trustees and the Adviser, shall have full investment discretion for the Series, shall make all determinations with respect to the investment and reinvestment of the assets of each Series assigned to it and the purchase and sale of portfolio securities of those assets, and shall take such steps as may be necessary to implement investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of
Section 15 of the Investment Company Act of 1940 (the "Act"), except to the extent permitted by any exemptive order of the Securities and Exchange Commission ("SEC") or similar relief. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold or sell a security for any Series' portfolio.

     5. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

          a) Investment research, advice and supervision;

          b) An investment program for each Series consistent with its investment objectives, policies and procedures as set forth in the registration statement for the Trust;

          c) Implementation of the investment program for each Series including the purchase and sale of securities;

          d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a Subadviser to such Series;

          e) Advice and assistance on the general operations of the Trust; and

          f) Regular reports to the Trustees on the implementation of each Series' investment program.

     6. The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Series in any way or otherwise be deemed an agent of the Trust or of the Series. However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the affairs of the Series.

     7. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

          a) Office facilities, including office space, furniture and equipment;

          b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

          c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

          d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

          e) Any Subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     8. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser (as that term is defined in the Act) or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage for the Trust and its personnel, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     9. The Adviser shall adhere, and shall use reasonable efforts to cause the Trust to adhere, to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

          a) Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Act from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

          b) Policy with Respect to Brokerage Allocation. The Adviser shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          e) Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust's Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

     10. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

          a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the respective Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

          b) Compensation shall accrue immediately upon the effective date of this Agreement.

          c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

          d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year that shall have elapsed at the date of termination of this Agreement.

     11. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject farther to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     12. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

     13. It is understood that:

          a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

          b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

          c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     14. This Agreement shall become effective with respect to the Existing Series as of June 28, 2005, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until November 30, 2005 with respect to each Existing Series and until December 31 of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as
(a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

     Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     15. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

     16. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

     17. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     18. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Certificate of Trust, as amended, is or shall be on file with the Secretary of State of Delaware.

     19. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

     20. The Advisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                          Phoenix Adviser Trust

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Phoenix Investment Counsel, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

SERIES                                                        INVESTMENT ADVISORY FEE
------                                                        -----------------------
Focused Value Fund..........................................           0.75%
International Equity Fund...................................           0.85%

                                                                       EXHIBIT B

                       PHOENIX FOREIGN OPPORTUNITIES FUND
                           PHOENIX FOCUSED VALUE FUND

                         FORM OF SUBADVISORY AGREEMENT

                                                                          , 2005

Vontobel Asset Management
450 Park Avenue
New York, NY 10022

RE: SUBADVISORY AGREEMENT

Gentlemen:

     Phoenix Adviser Trust (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series. Phoenix Investment Counsel, Inc. (the "Adviser") serves as an adviser to a number of series organized under the Trust. In this capacity, the Adviser evaluates and recommends subadvisers to provide investment management services to the various series of the Trust.. At this time the Adviser desires to engage the services of Vontobel Asset Management, Inc. (("Vontobel" or the "Subadviser") to provide investment management services to the Phoenix Foreign Opportunities Fund and the Phoenix Focused Value Fund, both series of the Trust (collectively sometimes hereafter referred to as the "Series"). The parties further contemplate the possibility that, at some point in the future, the Adviser may request the Subadviser to provide investment management services to other series of the Trust, in which case the Subadviser's concurrence shall be manifested in writing. It is further agreed that the provision of such investment management services in the future by the Subadviser shall be governed by the terms and provisions of this Agreement (as amended from time to time).

     1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Vontobel as a discretionary Subadviser to invest and reinvest the assets of the Series under the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser's performance hereunder; however, for as long as the subadvisory agreement is in place, in no event shall the Subadviser provide future advisory or subadvisory services to another retail open-ended registered investment company managed in a like style to the Series and sold only through financial intermediaries except as agreed upon in writing between the Adviser and the Subadviser, which agreement will not be unreasonably withheld by the Adviser.

     2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series Subadviser of the Series and agrees to use due care in making investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

     3. Services of Subadviser. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time and provided to the Subadviser by Adviser), and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior approval, effect any transactions that would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

     4. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in an acceptable format to the Fund all investment orders for the Series placed by it at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

     5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

          A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. The Subadviser shall not execute any Series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or Adviser.

     6. Proxies. The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Advisor with quarterly proxy voting reports in such form as the Advisor may request from time to time. The Subadviser shall take such action as necessary to allow for the timely filing of Form N-PX for the Fund.

     7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

     8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it while using due care, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

     9. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

     10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

     11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and will be surrendered to the Fund or to Adviser as agent of the Fund promptly upon request of either.

          C. It has or shall adopt a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Fund and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Reference is hereby made to the Declaration of Trust dated [date] establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "[TBD]" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

     12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

     13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until the first meeting of the shareholders of the Series, and, if its renewal is approved at that meeting in the manner required by the Act, shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with
Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

     14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty
(30) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of any party hereto contained in Paragraphs 7 ("Fees for Services"), 8 ("Limitation of Liability"), 9 ("Confidentiality"), 17 ("Notices") or 19 ("Indemnification"). Because the Subadviser will or may provide investment management services to more than one series of the Trust, it shall be presumed that any notice of termination provided under this Agreement by one party to the other shall apply to each and every series of the Trust to which the Subadviser provides investment management services under this Agreement at the time the notice is tendered, unless the notice provides that the termination is limited to less than all series advised by the Subadviser and those series that are the subject of the notice of termination are specifically identified in that notice.

     15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     17. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

     (a) To Phoenix at:

        Phoenix Investment Counsel, Inc.
        56 Prospect Street
        Hartford, CT 06115
        Attn: Chief Legal Officer

     (b) To Vontobel at:

        Vontobel Asset Management, Inc.
        450 Park Avenue
        New York, NY 10022
        Chief Compliance Officer

     18. Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

     19. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Subadviser.

                                          PHOENIX ADVISER TRUST

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                          PHOENIX INVESTMENT COUNSEL, INC.

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

ACCEPTED:

VONTOBEL ASSET MANAGEMENT

By:
    --------------------------------------------------------
    [Name]
    [Title]

SCHEDULES:  A. Operational Procedures
            B. Record Keeping Requirements
            C. Fee Schedule
            D. Subadviser Functions

                                   SCHEDULE A

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust (the "Custodian"), the custodian for the Fund and PFPC, Inc., the sub-financial agent for the Fund.

     The Subadviser must furnish the Custodian and the sub-financial agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

          1. Purchase or sale;

          2. Security name;

          3. CUSIP number (if applicable);

          4. Number of shares and sales price per share;

          5. Executing broker;

          6. Settlement agent;

          7. Trade date;

          8. Settlement date;

          9. Aggregate commission or if a net trade;

          10. Interest purchased or sold from interest bearing security;

          11. Other fees;

          12. Net proceeds of the transaction;

          13. Exchange where trade was executed;

          14. Identified tax lot (if applicable);

          15. Yield (if applicable);

          16. Original face amount (if applicable);

          17. Ratings (if applicable); and

          18. Trade reason code.

     When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Trades in initial public offerings must be communicated by 4 p.m. ET on trade date. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by fax or electronic mail so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

     1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A. The name of the broker;

          B. The terms and conditions of the order and of any modifications or cancellations thereof;

          C. The time of entry or cancellation;

          D. The price at which executed;

          E. The time of receipt of a report of execution; and

          F. The name of the person who placed the order on behalf of the Fund.

     2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

          A. Shall include the consideration given to:

             (i) The sale of shares of the Fund by brokers or dealers.

             (ii) The supplying of services or benefits by brokers or dealers to:

                (a) The Fund,

                (b) The Adviser (Phoenix Investment Counsel, Inc.)

                (c) The Subadviser, and

                (d) Any person other than the foregoing.

             (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

          B. Shall show the nature of the services or benefits made available.

          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. (Rule 31a-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

---------------

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

     4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.

     5. (NASD Rule 3110). Such books, accounts, records, memoranda, and correspondence in conformity with all applicable laws, rules, regulations and statements of policy promulgated thereunder and with the Rules of the Association and as prescribed by SEC Rule 17a-3. The record keeping format, medium, and retention period shall comply with Rule 17a-4 under the Securities Exchange Act of 1934.

                                   SCHEDULE C

                                SUBADVISORY FEE

     (a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate set forth below by Series of the gross management fee as stipulated in the Fund's registration statement. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

Focused Value Fund:                               Zero to $50 million   70 basis points
                                                  Above $50 million     37.5 basis points
International Equity Fund:                        Zero to $50 million   80 basis points
                                                  Above $50 million     42.5 basis points

     The fee referred to above shall be wired to Vontobel's account set forth below:

Bank:                           JP Morgan Chase & Co.
                                410 Park Avenue
                                New York, NY 10022
                                ABA No. 021000021
                                SWIFT: CHASUS33
Beneficiary:                    Vontobel Asset Management, Inc.
                                450 Park Avenue
                                New York, NY 10022
                                Account No. 904810445

                                   SCHEDULE D

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series' assets, the Subadviser shall provide, at its own expense:

          (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser and as disclosed in the Fund's registration statement;

          (b) Implementation of the investment program for the Series based upon the foregoing criteria;

          (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics;; ii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iii) compliance with governing restrictions including but not limited to the Valuation Procedures adopted by the Board of Trustees to the Fund and other procedures for the fair valuation of securities for which market quotations and the liquidity determination are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities; iiii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, iv) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

          (d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

          (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees;

          (f) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act of 1940 or otherwise; and

          (g) A business continuity and disaster recovery program in accordance with applicable industry best practices.

[Janus Letterhead]
                                                                  FORM OF BALLOT
                                                                   JANUS ADVISER
                                                                [FUND NAME HERE]

                                            This proxy is being solicited by the
                                                       Trustees of Janus Adviser


                                  JANUS ADVISER
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  May 17, 2005

This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Matthew A. Swendiman and R. Ann Spooner, or any one of them true and lawful attorneys with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 17, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 10:00 a.m. Eastern Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.


To vote by Telephone

    1)   Read the proxy statement and have the proxy card below at hand.

    2)   Call __________________________.

    3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Internet

    1)   Read the proxy statement and have the proxy card below at hand.

    2)   Go to www._____.com.

    3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Fax

    1)   Read the proxy statement.

    2)   Check the appropriate boxes on the proxy card below.

    3)   Sign and date the proxy card.

    4)   Fax the proxy card to _______________.

To vote by Mail

    1)   Read the proxy statement.

    2)   Check the appropriate boxes on the proxy card below.

    3)   Sign and date the proxy card.

    4)   Return the proxy card in the envelope provided.


TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:   KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[FUND NAME HERE]

The Trustees recommend voting "FOR" each proposal listed below.

If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that proposal.

1. To Elect a Board of Trustees.



                                For  Withhold  For All  To withhold authority to vote, mark
                                All  All       Except   "For All Except" and write the
                                                        nominee's number on the line
                                                        below.
1)  E. Virgil Conway
2)  Harry Dalzell-Payne
3)  S. Leland Dill
4)  Francis E. Jeffries
5)  Leroy Keith, Jr.
6)  Marilyn E. LaMarche
7)  Philip R. McLoughlin        [ ]    [ ]       [ ]    ___________________
8)  Geraldine M. McNamara
9)  Everett L. Morris
10) James M. Oates
11) Donald B. Romans
12) Richard E. Segerson
13) Ferdinand L. J. Verdonck
14) Lowell P. Weicker, Jr.


Vote On Proposals
                                                        FOR   AGAINST   ABSTAIN

2. To approve a new Investment Advisory Agreement       [ ]     [ ]       [ ]
between Janus Adviser and Phoenix Investment
Counsel, Inc. ("PIC") for [ Fund Name Here ].

3. To approve a new Subadvisory Agreement between       [ ]     [ ]       [ ]
PIC and Vontobel Asset Management, Inc. for [ Fund
Name Here ].

4. To approve a proposal to permit PIC to hire and      [ ]     [ ]       [ ]
replace investment advisers or to modify investment advisory agreements without shareholder approval.

5. To transact any other business that may              [ ]     [ ]       [ ]
properly come before the meeting.

Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.


      [ box ]                                                 [ box ]


Signature (PLEASE SIGN WITHIN BOX) Date       Signature (Joint Owners)   Date